SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON  D.C.  20549
                                 CURRENT  REPORT

                     PURSUANT  TO  SECTION  13  OR  15(D)  OF  THE
                        SECURITIES  EXCHANGE  ACT  OF  1934

                                November  1,  2005
                        (DATE  OF  EARLIEST  EVENT  REPORTED)

                            NEW  MEDIUM  ENTERPRISES,  INC.
         -----------------------


            (EXACT  NAME  OF  REGISTRANT  AS  SPECIFIED  IN  ITS  CHARTER)


STATE  OR  OTHER  JURISDICTION  OF                  (I.R.S.  EMPLOYER
INCORPORATION  OF  ORGANIZATION)                    IDENTIFICATION

     NEVADA                                           11-3502174



               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING ARE CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)


                          DATE  OF  REPORT:  NOVEMBER  1,  2005
                       (DATE  OF  EARLIEST  EVENT  REPORTED)

                            MAHESH  JAYANARAYAN,  CEO
                                  195  The  Vale
                                  London  W3  7QS
                            Tel:  011  44  208  746  2018
                            Fax:  011  44  208  749-8025


ITEM  5.03  Amendment  to  Articles  of  Incorporation:

On November 1, 2005 via consent of shareholders representing 80% of the outstanding shares of our company, we amended our articles of incorporation as follows:

We increased the authorized common shares from 200,000,000 par value $0.0001 to common shares 500,000,000 par value $0.0001.


Furthermore, we increased the authorized preferred shares from 10,000,000 $.0001 par value to 200,000,000 $.0001 par value.

The preferred shares designations and the powers, preferences and rights, and the qualifications or restrictions thereof are as follows:

The Preferred shares shall be issued from time to time in one or more series, with such distinctive serial designations as shall be stated and expressed in the resolution or resolutions providing for the issuance of such shares as adopted by the Board of Directors; the Board of Directors is expressly authorized to fix the number of shares of each series, the annual rate or rates of dividends for the particular series, the dividend payment dates for the particular series and the date from which dividends on all shares of such series issued prior to the record date for the first dividend payment date shall be cumulative, the redemption price or prices for the particular series, the voting powers for the particular series, the rights, if any, of holders of the shares of the particular series to convert the same into shares of any other series or class or other securities of the corporation, with any provisions for the subsequent adjustment of such conversion rights, the rights, if any, of the particular series to participate in distributions or payments upon liquidation, dissolution or winding up of the corporation, and to classify or reclassify any unissued preferred shares by fixing or altering from time to time any of the foregoing rights, privileges and qualifications.

All the Preferred shares of any one series shall be identical with each other in all respects, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall be cumulative; and all preferred shares shall be of equal rank, regardless of series, and shall be identical in all respects except as to the particulars fixed by the Board as hereinabove provided or as fixed herein.

Amendment to Article III and Article V of By-Laws Changes include:

Increasing  directors to ten,
Allowing reasonable compensation for directors and Annual re-election of officers by Board of Directors.
See Exhibit 99-2 for  amendment to by laws..





Exhibit 99.1    Amended  Articles  of  Incorporation
         99.2    Amendment to By Laws




 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




New  Medium  Enterprises,  Inc.
-------------------------------
(Registrant)


By:  /s/  Mahesh  Jayaranayan
CEO,  President

November  8,  2005